Exhibit 10.86

Jeffrey May

Optionee

BIO-KEY INTERNATIONAL, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE

BIO-KEY INTERNATIONAL, INC.

2004 STOCK INCENTIVE PLAN

This Agreement is made as of the date set forth on Schedule A hereto (the “Grant Date”) by and between Bio-key International, Inc., a Delaware corporation (the “Corporation”), and the person named on Schedule A hereto (the “Optionee”).

WHEREAS, Optionee is a director of the Corporation and the Corporation considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in the Corporation and an incentive to advance the interests of the Corporation by granting the Optionee an option to purchase shares of common stock of the Corporation (the “Common Stock”);

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that as of the Grant Date, the Corporation hereby grants Optionee an option to purchase from it, upon the terms and conditions set forth in the Corporation’s 2004 Stock Incentive Plan, as amended from time to time (the “Plan”), a copy of which is attached hereto, that number of shares of the authorized and unissued Common Stock of the Corporation as is set forth on Schedule A hereto.

1.                                       Terms of Stock Option.  The option to purchase Common Stock granted hereby is subject to the terms, conditions, and covenants set forth in the Plan as well as the following:

(a)                                  This option shall constitute a Non-Qualified Stock Option which is not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended;

(b)                                 The per share exercise price for the shares subject to this option shall be the Fair Market Value (as defined in the Plan) of the Common Stock on the Grant Date, which exercise price is set forth on Schedule A hereto;

(c)                                  This option shall vest in accordance with the vesting schedule set forth on Schedule A hereto; and

(d)                                 No portion of this option may be exercised more than seven (7) years from the Grant Date.

2.                                       Payment of Exercise Price.  The option may be exercised, in part or in whole, only by written request to the Corporation accompanied by payment of the exercise price in full either:  (i) in cash for the shares with respect to which it is exercised; (ii) if the shares underlying the option are registered under the Securities Act, by delivering to the Corporation a notice of exercise with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Corporation to pay the exercise price; or (iii) by delivering previously owned shares of Common Stock or a combination of shares and cash having an aggregate Fair Market Value (as defined in the Plan) equal to the exercise price of the shares being purchased; provided, however, that shares of Common Stock delivered by the Optionee may be accepted as full or partial payment of the exercise price for any exercise of the option hereunder only if the shares have been held by the Optionee for at least six (6) months.

3.                                       Miscellaneous.

(a)                                  This Agreement is binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

(b)                                 This Agreement will be governed and interpreted in accordance with the laws of the State of Delaware, and may be executed in more than one counterpart, each of which shall constitute an original document.

(c)                                  No alterations, amendments, changes or additions to this agreement will be binding upon either the Corporation or Optionee unless reduced to writing and signed by both parties.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

In witness whereof, the parties have executed this Agreement as of the Grant Date.

BIO KEY INTERNATIONAL, INC.

By:
Title:

OPTIONEE

Jeffrey May

Schedule A

1.  Optionee: Jeffrey May

2.  Grant Date:  February 27, 2009

3.  Number of Shares of Common Stock covered by the Option:  50,000

4.  Exercise Price (Fair Market Value of Common Stock on the Grant Date):  $0.087

5.  The Option shall vest in accordance with the following schedule:

(i)                                     25,000 shares shall vest on February 27, 2010; and

(ii)                                  25,000 shares shall vest on February 27, 2011.

6.  Expiration Date:  February 27, 2016.

Initials of Authorized
Officer of BIO KEY INTERNATIONAL, INC.

Optionee’s Initials

Jeffrey May

Optionee

BIO-KEY INTERNATIONAL, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT
UNDER THE

BIO-KEY INTERNATIONAL, INC.

2004 STOCK INCENTIVE PLAN

This Agreement is made as of the date set forth on Schedule A hereto (the “Grant Date”) by and between Bio-key International, Inc., a Delaware corporation (the “Corporation”), and the person named on Schedule A hereto (the “Optionee”).

WHEREAS, Optionee is a director of the Corporation and the Corporation considers it desirable and in its best interest that Optionee be given an inducement to acquire a proprietary interest in the Corporation and an incentive to advance the interests of the Corporation by granting the Optionee an option to purchase shares of common stock of the Corporation (the “Common Stock”);

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree that as of the Grant Date, the Corporation hereby grants Optionee an option to purchase from it, upon the terms and conditions set forth in the Corporation’s 2004 Stock Incentive Plan, as amended from time to time (the “Plan”), a copy of which is attached hereto, that number of shares of the authorized and unissued Common Stock of the Corporation as is set forth on Schedule A hereto.

4.                                       Terms of Stock Option.  The option to purchase Common Stock granted hereby is subject to the terms, conditions, and covenants set forth in the Plan as well as the following:

(a)                                  This option shall constitute a Non-Qualified Stock Option which is not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended;

(b)                                 The per share exercise price for the shares subject to this option shall be the Fair Market Value (as defined in the Plan) of the Common Stock on the Grant Date, which exercise price is set forth on Schedule A hereto;

(c)                                  This option shall vest in accordance with the vesting schedule set forth on Schedule A hereto; and

(d)                                 No portion of this option may be exercised more than seven (7) years from the Grant Date.

5.                                       Payment of Exercise Price.  The option may be exercised, in part or in whole, only by written request to the Corporation accompanied by payment of the exercise price in full either:  (i) in cash for the shares with respect to which it is exercised; (ii) if the shares underlying the option are registered under the Securities Act, by delivering to the Corporation a notice of exercise with an irrevocable direction to a broker-dealer registered under the Securities Exchange Act of 1934, as amended, to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Corporation to pay the exercise price; or (iii) by delivering previously owned shares of Common Stock or a combination of shares and cash having an aggregate Fair Market Value (as defined in the Plan) equal to the exercise price of the shares being purchased; provided, however, that shares of Common Stock delivered by the Optionee may be accepted as full or partial payment of the exercise price for any exercise of the option hereunder only if the shares have been held by the Optionee for at least six (6) months.

6.                                       Miscellaneous.

(a)                                  This Agreement is binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

(b)                                 This Agreement will be governed and interpreted in accordance with the laws of the State of Delaware, and may be executed in more than one counterpart, each of which shall constitute an original document.

(c)                                  No alterations, amendments, changes or additions to this agreement will be binding upon either the Corporation or Optionee unless reduced to writing and signed by both parties.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

In witness whereof, the parties have executed this Agreement as of the Grant Date.

BIO KEY INTERNATIONAL, INC.

By:
Title:

OPTIONEE

Jeffrey May

Schedule A

1.  Optionee: Jeffrey May

2.  Grant Date:  February 27, 2009

3.  Number of Shares of Common Stock covered by the Option:  25,000

4.  Exercise Price (Fair Market Value of Common Stock on the Grant Date):  $0.087

5.  The Option shall vest in accordance with the following schedule:

(i)                                     25,000 shares shall be fully vested as of the Grant Date.

6.  Expiration Date:  February 27, 2016.

Initials of Authorized
Officer of BIO KEY INTERNATIONAL, INC.

Optionee’s Initials